Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Portfolio of Investments                                       7
         Notes to Portfolio of Investments                              9
         Statement of Assets and Liabilities                           10
         Statement of Operations                                       11
         Statements of Changes in Net Assets                           12
         Notes to Financial Statements                                 13



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Treasury Money Market Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.




                 USAA FAMILY OF FUNDS SUMMARY
                 ----------------------------

         Fund                                       Minimum
       Type/Name              Volatility          Investment*
-------------------------------------------------------------
CAPITAL APPRECIATION
-------------------------------------------------------------
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 (Registered
    Trademark) Index(2)       Moderate             $3,000
  Science
    & Technology(5)           Very high            $3,000
  World Growth(1)             Moderate to high     $3,000
-------------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------------
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
    Strategy(3)               Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000
-------------------------------------------------------------
INCOME -- TAXABLE
-------------------------------------------------------------
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000
-------------------------------------------------------------
INCOME -- TAX EXEMPT
-------------------------------------------------------------
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000
-------------------------------------------------------------
MONEY MARKET
-------------------------------------------------------------
  Money Market(4)             Very low             $3,000
  Tax Exempt
    Money Market(3),(4)       Very low             $3,000
  Treasury Money
    Market Trust(4)           Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000
-------------------------------------------------------------

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

Since my last message to Investment Trust shareholders, the stock market has reminded us that intense emotions are part of the investment process. In August, the unraveling of markets around the world was downright scary. Huge daily drops, the rampage into treasury bonds while other income markets dried up, and the antics of huge hedge funds made for confusion and fear. At such times, it becomes very hard for people to remember the long-term plans they have made for their portfolios.

A scant three months later, stock markets have recouped losses and bond markets have settled down. August looks like a momentary aberration. With the retreat of fear, we are now seeing something the financial press has tagged "Internet stocks." These are various companies, going public for the first time, whose business is closely tied to Internet commerce. Some have soared to prices ten times their initial offering, even though they have little or no earnings and traditional analysts can detect little to support such lofty prices. In the 1600s, investors got the idea that tulip bulbs, which Dutch traders brought home on their voyages, were highly valuable and bid their prices to incredible levels. Those prices collapsed and the word "tulip" took on a special meaning for investment professionals. The tulip craze became a classic example of irrational investor behavior. When I watch the Internet IPOs, I think "Tulip."

This tells me that emotions can run both ways, from panic to euphoria, and make people forget their long-term investment plans. But, you need those plans most of all when the emotions are rampant. Trading in calm markets prepares you to avoid trading during raging markets.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board





For more complete information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.

Past  performance is no guarantee of future results.





Investment Review


USAA TREASURY MONEY MARKET TRUST

OBJECTIVE: Provide investors with maximum current income while maintaining the highest degree of safety and liquidity.

TYPES OF INVESTMENTS: Securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such securities.

--------------------------------------------------------------------------------
                                            11/30/98             5/31/98
--------------------------------------------------------------------------------
  Net Assets                            $129.9 Million       $106.7 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-YIELD AS OF 11/30/98
--------------------------------------------------------------------------------
         5/31/98                             Since Inception      7-day
      to 11/30/98(+)  1 Year     5 Years        on 2/1/91         Yield
          2.55%        5.19%      4.93%           4.53%           4.55%
--------------------------------------------------------------------------------


(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield and assumes reinvestment of all dividends. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.





7-DAY YIELD COMPARISON
----------------------
A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Treasury Money Market Trust to the IBC Financial Data, Inc./U.S. Treasury & Repo Average:

                    USAA Treasury
                  Money Market Trust              IBC Average
                  -----------------               -----------
11/25/97                5.14%                        4.83%
12/30/97                5.14%                        4.84%
01/27/98                5.09%                        4.79%
02/24/98                5.11%                        4.80%
03/31/98                5.17%                        4.86%
04/28/98                5.08%                        4.77%
05/26/98                5.04%                        4.73%
06/30/98                5.16%                        4.80%
07/28/98                5.14%                        4.78%
08/25/98                5.11%                        4.75%
09/29/98                4.96%                        4.64%
10/27/98                4.47%                        4.17%
11/24/98                4.43%*                       4.05%*

Data represent the last Tuesday of each month.
*Ending date 11/24/98




The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc./U.S. Treasury & Repo, an average of all major treasury money market fund yields.






Message from the Manager

[Photograph of the Portfolio Manager, Pamela K. Bledsoe, CFA, appears here.]

STRATEGY

Globalization and technological advances continue to link almost all countries in the world. As worldwide trading grows, the U.S. economy will be influenced by economic and financial events occurring in countries other than our own. Since our report in May, the Federal Reserve has lowered the Federal Funds rate by
 .75%. This was the first change in interest rate policy since the Federal Reserve increased rates on March 25, 1997. The change in Fed policy was driven by the impact of financial instability in Russia, Asia, and Latin America on the U.S. economy. Financial instability in these regions may result in the slowing of demand for U.S. exports. By lowering interest rates, the Federal Reserve is trying to stimulate our domestic economy to offset the slowdown that may be caused by reduced trade with other countries.

The yield on one-year Treasury bills decreased from 5.40% at the end of May to 4.59% at the end of November, while repurchase agreements decreased from 5.50% to 4.75% over the same period. Both decreases reflect the decline in interest rates that occurred during October and November. Regardless of the interest rate environment, I invest the Fund in U.S. Government guaranteed products that provide the most value. The Treasury Money Market Trust portfolio contained 63% repurchase agreements and 37% Treasury bills and notes as of November 30, 1998, with a weighted average maturity of 49 days.

PERFORMANCE

According to IBC Financial Data, Inc., the Treasury Money Market Trust continues to be ranked among the top money market funds. For the 12 months ended November 30, 1998, your Fund ranked 5 out of 100 Treasury Money Market funds. Past performance is no guarantee of future results.





CUMULATIVE PERFORMANCE OF $10,000
---------------------------------

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Treasury Money Market Trust. The data is from 2/01/91 through 11/30/98. The data points from the graph are as follows:

USAA Treasury Money Market Trust

                      Amount
                      ------
02/01/91             $10,000
05/31/91              10,172
11/30/91              10,436
05/31/92              10,649
11/30/92              10,822
05/31/93              10,973
11/30/93              11,128
05/31/94              11,294
11/30/94              11,529
05/31/95              11,845
11/30/95              12,173
05/31/96              12,482
11/30/96              12,791
05/31/97              13,114
11/30/97              13,453
05/31/98              13,800
11/30/98              14,152

Data since inception on 2/01/91 through 11/30/98






Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review Page.




An investment in this Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


See page 7 for a complete listing of the Portfolio of Investments.






USAA TREASURY MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

November 30, 1998
(Unaudited)

    Principal
     Amount                   Security                                  Value
--------------------------------------------------------------------------------

                    U. S. TREASURY BILLS (7.6%)
  $   2,000   4.74%, 12/10/1998                                         $  1,998
      2,000   5.10%, 2/04/1999                                             1,982
      2,000   5.12%, 3/04/1999                                             1,973
      2,000   4.24%, 3/11/1999                                             1,976
      2,000   4.10%, 4/01/1999                                             1,972
--------------------------------------------------------------------------------
              Total U. S. treasury bills (cost: $9,901)                    9,901
--------------------------------------------------------------------------------

                    U.S. TREASURY NOTES (25.2%)
      1,500   5.13%, 12/31/1998                                            1,500
      2,000   6.38%, 1/15/1999                                             2,002
      1,500   5.88%, 1/31/1999                                             1,501
      2,000   5.00%, 2/15/1999                                             1,998
      2,000   5.50%, 2/28/1999                                             2,002
      1,500   5.88%, 2/28/1999                                             1,501
      2,000   6.25%, 3/31/1999                                             2,004
      2,000   7.00%, 4/15/1999                                             2,017
      2,000   6.38%, 4/30/1999                                             2,006
      2,000   6.38%, 5/15/1999                                             2,007
      2,000   6.75%, 5/31/1999                                             2,013
      2,000   6.75%, 6/30/1999                                             2,014
      2,000   6.38%, 7/15/1999                                             2,011
      2,000   5.88%, 7/31/1999                                             2,006
      2,000   6.00%, 8/15/1999                                             2,022
      2,000   6.88%, 8/31/1999                                             2,031
      2,000   5.63%, 10/31/1999                                            2,016
--------------------------------------------------------------------------------
              Total U.S. treasury notes (cost: $32,651)                   32,651
--------------------------------------------------------------------------------
              Total U.S. treasury bills and notes  (cost: $42,552)        42,552
--------------------------------------------------------------------------------

                     U.S. GOVERNMENT GUARANTEED NOTES (3.8%)
      5,000   5.50%, 4/2/2007 (cost:  $5,000)                              5,000
--------------------------------------------------------------------------------

                          REPURCHASE AGREEMENTS (63.4%)
     32,300   ABN AMRO, Inc., 4.68%, acquired on 11/24/98 and due
                 12/01/98 at $32,329 (collateralized by a $32,553 U.S.
                 Treasury Note, 5.875%, due 11/15/99; market value of
                 $32,965)                                                 32,300
      5,600   First Chicago Capital Markets,  5.15%, acquired on
                 11/30/98 and due 12/1/98 at $5,601 (collateralized
                 by a $3,945 U.S. Treasury Note, 6.875%, due 7/31/99
                 and a $1,640 U.S. Treasury Bill, due 2/4/99; total
                 market value of $5,715)                                   5,600
      6,200   Lehman Brothers, Inc. (collateralized by a $6,270 U.S.
                 Treasury Note, 7.0%, due 4/15/99; market value $6,387)    6,200
     32,230   Merrill Lynch Government Securities Inc., 5.25%, acquired
                 on 11/30/98 and due 12/01/98 at $32,235 (collateralized
                 by a $32,470 U.S. Treasury Note, 5.625%, due 10/31/99;
                 market value of $32,878)                                 32,230
      6,000   State Street Corp., 5.15%, acquired on 11/30/98 and due
                 12/01/98 at $6,001  (collateralized  by a $5,990 U.S.
                 Treasury Note, 7.125%, due 9/30/99; market value of
                 $6,180)                                                   6,000
--------------------------------------------------------------------------------
              Total repurchase agreements (cost: $82,330)                 82,330
--------------------------------------------------------------------------------
              Total investments (cost: $129,882)                        $129,882
================================================================================




USAA TREASURY MONEY MARKET TRUST
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)


GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.





See accompanying notes to financial statements.





USAA TREASURY MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1998
(Unaudited)


ASSETS
   Investments in securities                                         $   47,552
   Repurchase agreements                                                 82,330
   Cash                                                                     196
   Receivables:
      Capital shares sold                                                   107
      Interest                                                              547
                                                                     -----------
         Total assets                                                   130,732
                                                                     -----------

LIABILITIES
   Capital shares redeemed                                                  718
   USAA Investment Management Company                                        13
   USAA Transfer Agency Company                                              11
   Accounts payable and accrued expenses                                     34
   Dividends on capital shares                                               23
                                                                     -----------
         Total liabilities                                                  799
                                                                     -----------
            Net assets applicable to capital shares outstanding      $  129,933
                                                                     ===========

REPRESENTED BY:
   Paid-in capital                                                   $  129,933
                                                                     ===========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                      129,933
                                                                     ===========
   Net asset value, redemption price, and offering price per share   $     1.00
                                                                     ===========



See accompanying notes to financial statements.






USAA TREASURY MONEY MARKET TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1998
(Unaudited)


Net investment income:
   Interest income                                                    $   3,293
                                                                      ----------
   Expenses:
      Management fees                                                        83
      Transfer agent's fees                                                  58
      Custodian's fees                                                       31
      Postage                                                                 5
      Shareholder reporting fees                                              4
      Trustees' fees                                                          2
      Registration fees                                                      32
      Professional fees                                                      14
      Other                                                                   3
                                                                      ----------
         Total expenses                                                     232
                                                                      ----------
            Net investment income                                     $   3,061
                                                                      ==========



See accompanying notes to financial statements.






USAA TREASURY MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1998
and Year ended May 31, 1998
(Unaudited)

                                                         11/30/98      5/31/98
                                                       -------------------------

From operations:
   Net investment income                               $    3,061     $   4,864
                                                       -------------------------
Distributions to shareholders from:
   Net investment income                                   (3,061)       (4,864)
                                                       -------------------------
From capital share transactions:
   Proceeds from shares sold                               71,908       104,327
   Shares issued for dividends reinvested                   2,897         4,561
   Cost of shares redeemed                                (51,551)      (90,821)
                                                       -------------------------
      Increase in net assets from capital share
        transactions                                       23,254        18,067
                                                       -------------------------
Net increase in net assets                                 23,254        18,067
Net assets:
   Beginning of period                                    106,679        88,612
                                                       -------------------------
   End of period                                       $  129,933     $ 106,679
                                                       =========================
Change in shares outstanding:
   Shares sold                                             71,908       104,327
   Shares issued for dividends reinvested                   2,897         4,561
   Shares redeemed                                        (51,551)      (90,821)
                                                       -------------------------
      Increase in shares outstanding                       23,254        18,067
                                                       =========================



See accompanying notes to financial statements.






USAA TREASURY MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS

November 30, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets exclusively in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such securities.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities. Gain or loss from sales of investment securities is computed on the identified cost basis.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the period ended November 30, 1998.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the six-month period ended November 30, 1998 were $9.2 million and $9.1 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .125% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses. Effective January 1, 1999, the annual charge will be $28.50.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.


(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                    Six-month                                       Eight-month
                  Period Ended                                     Period Ended
                  November 30,           Year Ended May 31,            May 31,
                  --------------------------------------------------------------
                      1998       1998      1997     1996      1995      1994
                  --------------------------------------------------------------
Net asset value
   at beginning
   of period       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
Net investment
   income               .03       .05       .05       .05       .05       .02
Distributions from
   net investment
   income              (.03)     (.05)     (.05)     (.05)     (.05)     (.02)
                  --------------------------------------------------------------
Net asset value at
   end of period   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                  ==============================================================
Total return (%) *     2.55      5.24      5.06      5.38      4.88      1.96
Net assets at end
   of period (000) $129,933  $106,679  $ 88,612  $ 76,777  $ 67,876  $ 37,984
Ratio of expenses
   to average
   net assets (%)      .375(a)   .375      .375      .375      .375      .375(a)
Ratio of expenses
   to average net
   assets,
   excluding
   reimbursements (%)   N/A      .392      .394      .403      .488      .620(a)
Ratio of net
   investment
   income to
   average net
   assets (%)          5.01(a)   5.11      4.95      5.23      4.91      2.94(a)


 *  Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized.  The   ratio  is not  necessarily  indicative  of 12  months  of
    operations.


TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777